CUSIP NO. 60365N 10 2

     NUMBER                    Minimally Invasive                 SHARES
                              Surgery Corporation

                                                           RESTRICTED SECURITIES

                   AUTHORIZED COMMON STOCK: 20,000,000 SHARES
                                PAR VALUE: $.001



                              THE SHARES OF STOCK  REPRESENTED BY THIS
                              CERTIFICATE  HAVE  NOT  BEEN  REGISTERED
                              UNDER  THE  SECURITIES  ACT OF 1933  (AS
                              AMENDED),   "THE  ACT")  OR   ANY  STATE
                              SECURITIES   LAW,   AND   MAY   NOT   BE
THIS CERTIFIES THAT           TRANSFERRED  OR SOLD UNLESS AN EXEMPTION
                              FROM  SUCH  REGISTRATION  PROVISIONS  IS
                              AVAILABLE   (THE   ISSUER   AND/OR   ITS
                              TRANSFER AGENT HAVE AN OPTION TO REQUIRE
                              THAT  AVAILABILITY  OF AN  EXEMPTION  BE
                              ESTABLISHED  BY AN  OPINION  OF  COUNSEL
                              WHICH IS SATISFACTORY TO THEM).
IS THE RECORD HOLDER OF


                                        Countersigned & Registered;
                                        AMERICAN REGISTRAR & TRANSFER CO.
                                        P.O. Box 1799 * Salt Lake City, UT 84110

                                        By
                                           -------------------------------------
                                              Registrar-Authorized Signature


        --Shares of MINIMALLY INVASIVE SURGERY CORPORATION Common Stock-- transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
    This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:




-----------------------         [CORPORATE SEAL]         -----------------------
              SECRETARY                                                PRESIDENT